Presstek, Inc. (PRST)
2007 Annual Meeting

Safe Harbor
This presentation contains certain forward-looking statements including those dealing with the business and industry outlook.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Factors that could cause or contribute to such risks and uncertainties include, but are not limited to, general economic and business conditions, competition, changes in
technology, and various other risk factors beyond the company’s control.
These risks and uncertainties include such factors as are described in the company’s recently filed reports with the Securities
and Exchange Commission. The company wishes to caution
viewers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made.

Highlights
Ù
  Direct/dealer sales of DI equipment in North America
      increased by more than 175% in 2006
Ù
  Total sales in Europe increased by more than 45% in
  2006
Ù
  External sales at Lasertel grew by more than 75% in 2006
Ù
  Introduced the 52DI press in Q3, 2006 – 15 units sold
      worldwide in Q1, 2007
Ú
  Vector TX52 and AnthemPro plate quality issues
Ú
  Declining analog service contract base
Ú
  Shutdown of Precision analog business

Revenue ($M), from continuing
ops
GAAP Net Income ($M), from continuing
ops
* Includes $10.6 million one-time tax benefit
Financial Performance

▪
 Healthy balance sheet
▪
 Financial capacity to grow organically and strategically
Assets: $202.8 M
Liabilities and Equity:
$202.8 M
Accounts
Receivable
28%
Intangible
Assets
14%
Inventory
26%
Property, Plant
& Equipment
21%
Cash
3%
Deferred
Revenu
e
4%
Accounts
Payable
14%
Debt
21%
Equity
54%
Accrued
Expens
es
6%
Other Assets
8%
Other 1%
1Q07 Financial Position

Vision
Revenue growth
Positive cash flow
Return on sales
Consistent supply of quality products
Technological superiority
Value Added customer services
...improved ROI
Energized & “forward looking" environment
Skilled & empowered workforce
Continuous process improvements
Always raise the bar!
Emphasis on integrated system placements & recurring "annuity" streams
Continued global and upward migration
Open architecture on metal plate      consumables
Vision and Direction

Presstek provides high quality fully integrated Digital Solutions and Services in order to form all-encompassing relationships with our customers
Internal
Customer
Financial
Growth

Success Drivers
▪
Operational excellence
▪
Direct imaging leadership
▪
Significant international expansion via additional
channels
▪
Upward customer migration
▪
Utilize lower market channel
▪
Drive recurring revenue stream
▪
Build financial strength and predictability

Management
▪
Jeff Jacobson, CEO
s
Former COO, Eastman Kodak Graphic Communications
Group
s
Integrated 6 Kodak divisions into one $3.6B revenue
enterprise
s
Former CEO, Kodak Polychrome Graphics ($1.7B revenue
Sun Chemical – Eastman Kodak joint venture)
s
20 year graphics arts industry veteran
▪
Jeff Cook, CFO
s
Former CFO and CIO of Kodak Polychrome Graphics
s
Solid operational and financial management experience
s
17 years financial management with various GE businesses
s
29 years financial leadership

Graphic Communications
Industry: $800B
Print Services:
$454B
Commercial
Print: $200B
Presstek Opportunity
Equipment = +$6B
Consumables (Plates) = +$5B
Services = +$4B
Total Opportunity = +$15B
Source: Pira International Ltd and Presstek, Inc. estimates
Sizing the Market

Presstek Customer Increasing Demand for Short Run Color
Source:  InfoTrends Inc.,The Next Generation Digital Color On Demand Printing Opportunity
Growth
Decline
Changing Industry Landscape
▪
Shifting mainstream requirements
s
High-quality
s
Fast turnaround
s
Short-run color
▪
New printing solution needs
s
Low costs
s
High-speed
s
Ease-of-use

Print job size
Competitive Advantage

Research
Design
Develop
Manufacture
Market
Sell
Service
Service
Sales
Customers
Presstek Approach
▪
“Marketplace-back” approach
▪
End-to-end control from lab to customer

Consumables
46%
Services
15%
Equipment
39%
1Q07 Revenue Composition
Attractive Business Model
▪
System sales establish long-term relationship
▪
Recurring high-margin consumables sales
▪
Services provide additional recurring revenue

On-Press Solutions
Equipment
Consumable
Service
Off-Press Solutions
Recurring Revenue Streams

Job Run Lengths
Decline
Growth
Source:  InfoTrends Inc.,The Next Generation Digital Color On Demand Printing Opportunity
Choice of DI as Best Technology Based on Run Lengths
<250
250-500
500-1K
1K-5K
5K-10K
10K-50K
>50K
Serving a Growing Market

Presstek Revenue by Customer Location
Number of Printing Establishments
40,616
54,995
37,186
61,733
Source:  Dr. Joseph Webb, Worldwide Market
Geographic Expansion
▪
Successful go-to-market model
▪
Begun to strengthen our position in
Europe
▪
Developing actions for emerging markets

Summary
▪
New management in place
s
Operationally-minded
s
Performance-driven
▪
Focus on profitable growth opportunities
▪
Promote industry-leading digital solutions and
compelling value proposition
▪
Leverage effective sales and channel teams
▪
Grow recurring revenue from satisfied customers
▪
Drive financial strength and predictability